UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01533

SELECTED INTERNATIONAL FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2016
Date of reporting period: June 30, 2016

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Selected Funds

Selected American Shares
Selected International Fund

June 30, 2016

SEMI-ANNUAL REPORT

Selecting Quality Companies for the Long Term™

SELECTED FUNDS	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Funds prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds' website at www.selectedfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds' website at www.selectedfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-243-1575, on the Funds' website at www.selectedfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary for each Fund, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds' website at www.selectedfunds.com, or by calling 1-800-243-1575.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

James J. McMonagle	Christopher C. Davis	Danton G. Goei
Chairman	President & Portfolio Manager	Portfolio Manager

August 5, 2016

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC.

Performance Overview
Selected American Shares underperformed the Standard & Poor's 500® Index ("S&P 500®") for the six-month period ended June 30, 2016 (the "period"). The Fund's Class S and D shares delivered a total return of negative 0.51% and negative 0.35%, respectively, versus a 3.84% return for the S&P 500®. Only two sectors1 within the S&P 500® reported negative performance figures, Financials (down 3%) and Information Technology (down less than 1%). The third-weakest performing sector was Health Care (up less than 1%). The sectors within the S&P 500® that reported the strongest performance were Telecommunication Services (up 25%), Utilities (up 23%), and Energy (up 16%).

Detractors from Performance
The Fund's holdings in the Financials sector were the most significant detractor from performance2, both on an absolute basis and when compared to the S&P 500®. The Fund's Financial holdings were down about 6%, compared to down 3% for the S&P 500® sector. The Fund suffered from a significant overweight position (29%, versus 17% for the S&P 500®) in the weakest performing sector of the period. Wells Fargo3 (down 12%), American Express (down 11%), Charles Schwab (down 23%), and Citizens Financial Group (down 23%) were all leading detractors.

Returns from holdings in the Health Care sector also hindered performance. The Fund's Health Care holdings were down about 24%, compared to up less than 1% for the S&P 500® sector. Valeant Pharmaceuticals (down 80%) was the Fund's overall top detractor, while Express Scripts (down 13%) was also a weak performer.

Additional detractors included Alphabet (down 9%), the Fund's largest holding, from the Information Technology sector; OCI N.V. (down 45%) and LafargeHolcim (down 16%) from the Materials sector; and Liberty Global (down 20%) from the Consumer Discretionary sector.

The Fund had approximately 10% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings underperformed its domestic holdings (down 14%, versus up 2%).

Contributors to Performance
The Fund's holdings in the Energy sector made the most significant contribution to performance, both on an absolute basis and when compared to the S&P 500®. The Fund's Energy holdings were up about 29%, compared to up 16% for the S&P 500® sector. The Fund benefited from an overweight position (9%, versus 7% for the S&P 500®) in a strong performing sector. Apache (up 27%) and Encana (up 54%) were the Fund's overall top contributors. Cabot Oil & Gas (up 46%) was another key contributor.

Returns from holdings in the Information Technology sector also helped performance. The Fund's Information Technology holdings were up about 3%, compared to down less than 1% for the S&P 500 sector®. ASAC II L.P. (up 7%) and Texas Instruments (up 16%) were strong performers. During the period, ASAC II L.P., an investment vehicle that was formed to hold shares of Activision, distributed all Activision shares that the Fund was entitled to as a limited partner.

Additional contributors included Berkshire Hathaway (up 10%) from the Financials sector; Didi Chuxing (up 36%) and Amazon (up 6%), the Fund's second-largest holding, both from the Consumer Discretionary sector; UnitedHealth Group (up 21%) from the Health Care sector; and United Technologies (up 8%) from the Industrials sector.

Selected American Shares' investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares' principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2016, unless otherwise noted.
[1]	The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected American Shares Class S versus the
Standard & Poor's 500® Index over 10 years for an investment made on June 30, 2006

$25,000
$20,000
$15,000
$10,000
$5,000
$0
S&P 500®
SAS - S
S&P 500®
$20,466
SAS - S
$16,384
06/30/06
06/30/07
06/30/08
06/30/09
06/30/10
06/30/11
06/30/12
06/30/13
06/30/14
06/30/15
06/30/16

Average Annual Total Return for periods ended June 30, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D's Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	(0.07)%	8.82%	5.06%	N/A	0.97%	0.97%
Class D	0.29%	9.18%	5.41%	6.32%	0.64%	0.64%
Standard & Poor's 500® Index	3.99%	12.10%	7.42%	7.54%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Selected American Shares contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC.

Performance Overview

Selected International Fund underperformed the Morgan Stanley Capital International All Country World Index ex USA ("MSCI") for the six-month period ended June 30, 2016 (the "period"). The Fund's Class S and D shares delivered a total return of negative 2.77% and negative 2.56%, respectively, versus a negative 1.02% return for the MSCI. The sectors1 within the MSCI that reported the weakest performance were Consumer Discretionary (down 9%), Financials (down 9%), and Health Care (down 3%). The sectors within the MSCI that reported the strongest performance were Energy (up 19%), Materials (up 11%), and Consumer Staples (up 7%).

Detractors from Performance

The Fund's holdings in the Health Care sector were the most significant detractor from performance2, both on an absolute basis and when compared to the MSCI. The Fund's Health Care holdings were down about 45%, compared to down 3% for the MSCI sector. The Fund benefited from an underweight position (6%, versus 9% for the MSCI) in a weak performing sector, but suffered due to Valeant Pharmaceuticals3 (down 80%), which was the Fund's overall top detractor.

Returns from holdings in the Information Technology sector also hindered performance. The Fund's Information Technology holdings were down about 15%, compared to up 1% for the MSCI sector. SouFun Holdings (down 32%) and YY (down 46%) were weak performers.

Another detractor from performance came from the Fund's Industrial holdings, which were down about 7%, compared to up 1% for the MSCI sector. CAR (down 41%) and Regus (down 21%) were leading detractors.

Additional detractors included JD.com (down 34%) and Vipshop Holdings (down 27%) from the Consumer Discretionary sector, Lindt & Spruengli (down 9%) and United Spirits (down 18%) from the Consumer Staples sector, and LafargeHolcim (down 16%) from the Materials sector. The Fund no longer owns Lindt & Spruengli.

At the country level, the Fund's Chinese holdings were the most significant detractor from performance. The Fund had approximately 31% of its net assets invested in Chinese companies.

Contributors to Performance

The Fund's holdings in the Energy sector made the most significant contribution to performance on an absolute basis. The Fund's Energy holdings were up about 50%, compared to up 19% for the MSCI sector. Encana (up 54%), the Fund's largest holding, and Paramount Resources (up 59%) were the Fund's overall top contributors. The Fund no longer owns Paramount Resources.

When compared to the MSCI, returns from holdings in the Financial sector helped performance the most. The Fund's Financial holdings were up about 13%, compared to down 9% for the MSCI sector. The Fund also benefited from a significant underweight position (10%, versus 26% for the MSCI) in a weak performing sector. BM&FBOVESPA (up 105%) was a key contributor.

Another contributor to performance came from the Fund's Consumer Discretionary holdings, which were up about 5%, compared to down 9% for the MSCI sector. The Fund's second-largest holding, Naspers (up 12%), along with Didi Chuxing (up 36%), Xiabu Xiabu (up 26%), Hunter Douglas (up 25%), and Hermes International (up 12%) were all strong performers.

Additional contributors included L'Oreal (up 15%) from the Consumer Staples sector and Schneider Electric (up 7%) from the Industrials sector.

At the country level, the Fund's Brazilian holdings made the largest contribution to performance, followed by holdings from South Africa.
The Fund had approximately 6% of its net assets invested in Brazilian companies and 5% in South African companies.

Selected International Fund's investment objective is capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2016, unless otherwise noted.
[1]	The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected International Fund Class S versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on June 30, 2006

$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
SIF - S
MSCI ACWI® ex USA $12,037
SIF - S $10,678
06/30/06
06/30/07
06/30/08
06/30/09
06/30/10
06/30/11
06/30/12
06/30/13
06/30/14
06/30/15
06/30/16

Average Annual Total Return for periods ended June 30, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D's Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	(11.71)%	1.94%	0.66%	N/A	1.52%	1.30%
Class D	(11.33)%	2.49%	1.14%	2.85%	0.87%	0.78%
MSCI ACWI® ex USA	(10.24)%	0.10%	1.87%	5.11%

On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from investing primarily in domestic equity securities to investing primarily in foreign equity securities.  Performance prior to that date is unlikely to be relevant to future performance.

The Fund's performance benefited from IPO purchases in 2010 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Selected International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC.	June 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/16 Net Assets)		(% of 06/30/16 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	84.86%	Diversified Financials	17.23%	4.63%
Common Stock (Foreign)	8.64%	Information Technology	16.09%	19.77%
Preferred Stock (Foreign)	1.77%	Retailing	12.98%	5.52%
Short-Term Investments	5.82%	Energy	11.86%	7.40%
Other Assets & Liabilities	(1.09)%	Banks	11.01%	5.22%
	100.00%	Materials	8.66%	2.88%
		Capital Goods	6.35%	7.43%
		Health Care	5.28%	14.69%
		Insurance	2.94%	2.67%
		Food & Staples Retailing	2.10%	2.35%
		Automobiles & Components	1.99%	0.86%
		Media	1.83%	2.72%
		Commercial & Professional Services	1.23%	0.74%
		Consumer Durables & Apparel	0.35%	1.42%
		Transportation	0.10%	2.01%
		Food, Beverage & Tobacco	–	6.06%
		Other	–	13.63%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/16 Net Assets)

Alphabet, Inc.*	Software & Services	6.74%
Amazon.com, Inc.	Retailing	6.54%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	4.73%
Wells Fargo & Co.	Banks	4.66%
Apache Corp.	Energy	4.26%
JPMorgan Chase & Co.	Banks	4.26%
United Technologies Corp.	Capital Goods	3.73%
American Express Co.	Consumer Finance	3.61%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	3.33%
Bank of New York Mellon Corp.	Capital Markets	3.31%

*Alphabet Inc. holding includes Class A and Class C.

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC.	June 30, 2016 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/16 Net Assets)		(% of 06/30/16 Stock Holdings)

			Fund	MSCI ACWI® EX USA
Common Stock (Foreign)	81.14%	Retailing	15.30%	1.66%
Preferred Stock (Foreign)	7.32%	Capital Goods	13.73%	7.54%
Short-Term Investments	13.92%	Transportation	8.90%	2.76%
Other Assets & Liabilities	(2.38)%	Diversified Financials	8.64%	2.97%
	100.00%	Media	7.62%	1.97%
		Consumer Services	7.31%	1.21%
		Information Technology	7.15%	9.03%
		Energy	6.59%	6.88%
		Consumer Durables & Apparel	5.46%	2.38%
		Health Care	5.39%	9.39%
		Materials	4.31%	7.10%
		Insurance	3.25%	4.89%
		Household & Personal Products	2.27%	2.57%
		Food, Beverage & Tobacco	1.77%	7.11%
		Commercial & Professional Services	1.61%	0.98%
		Banks	0.70%	13.02%
		Telecommunication Services	–	5.30%
		Other	–	13.24%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 06/30/16 Stock Holdings)		(% of Fund's 06/30/16 Net Assets)

China	35.18%	Encana Corp.	5.83%
France	17.40%	Naspers Ltd. - N	5.28%
Canada	8.20%	Didi Chuxing Joint Co., Series A, Pfd.	4.72%
Switzerland	7.29%	Assa Abloy AB, Class B	3.74%
Brazil	6.78%	Kuehne + Nagel International AG	3.47%
South Africa	5.97%	Essilor International S.A.	3.35%
India	4.91%	Safran S.A.	3.34%
Sweden	4.22%	Noah Holdings Ltd., ADS	3.17%
United Kingdom	3.91%	BM&FBOVESPA S.A.	3.12%
Netherlands	1.97%	Hermes International	3.08%
Mexico	1.66%
Germany	1.47%
Belgium	1.04%
	100.00%

SELECTED FUNDS	Expense Example (Unaudited)

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of redemption fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended June 30, 2016.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/16)	(06/30/16)	(01/01/16-06/30/16)
Selected American Shares
Class S (annualized expense ratio 0.97%**)
Actual	$1,000.00	$994.86	$4.81
Hypothetical	$1,000.00	$1,020.04	$4.87
Class D (annualized expense ratio 0.64%**)
Actual	$1,000.00	$996.48	$3.18
Hypothetical	$1,000.00	$1,021.68	$3.22
Selected International Fund
Class S (annualized expense ratio 1.30%**)
Actual	$1,000.00	$972.33	$6.38
Hypothetical	$1,000.00	$1,018.40	$6.52
Class D (annualized expense ratio 0.78%**)
Actual	$1,000.00	$974.36	$3.83
Hypothetical	$1,000.00	$1,020.98	$3.92

Hypothetical assumes 5% annual return before expenses

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC.	June 30, 2016 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (93.50%)
CONSUMER DISCRETIONARY – (14.57%)
Automobiles & Components – (1.89%)
Johnson Controls, Inc.	1,072,261	$47,458,272
Consumer Durables & Apparel – (0.33%)
Hunter Douglas N.V. (Netherlands)	177,982	8,404,879
Media – (1.75%)
Liberty Global PLC, LiLAC Class C *	223,400	7,258,279
Liberty Global PLC, Series C *	1,277,527	36,601,148
		43,859,427
Retailing – (10.60%)
Advance Auto Parts, Inc.	71,934	11,626,692
Amazon.com, Inc. *	229,374	164,144,622
CarMax, Inc. *	1,029,390	50,470,992
Liberty Interactive Corp., Liberty Ventures, Series A *	172,966	6,411,850
Liberty Interactive Corp., QVC Group, Series A *	343,572	8,716,422
Liberty TripAdvisor Holdings Inc., Series A *	97,389	2,130,871
Priceline Group Inc. *	18,049	22,532,552
		266,034,001
	Total Consumer Discretionary	365,756,579
CONSUMER STAPLES – (2.00%)
Food & Staples Retailing – (2.00%)
Costco Wholesale Corp.	320,310	50,301,482
	Total Consumer Staples	50,301,482

ENERGY – (11.30%)
Apache Corp.	1,923,296	107,069,888
Cabot Oil & Gas Corp.	1,717,870	44,217,974
Encana Corp. (Canada)	6,498,822	50,625,823
EQT Corp.	220,087	17,041,336
Occidental Petroleum Corp.	857,961	64,827,533
	Total Energy	283,782,554
FINANCIALS – (29.70%)
Banks – (10.48%)
Citizens Financial Group Inc.	1,103,495	22,047,830
JPMorgan Chase & Co.	1,721,041	106,945,488
Standard Chartered PLC (United Kingdom)*	2,268,800	17,213,316
Wells Fargo & Co.	2,473,059	117,049,882
		263,256,516
Diversified Financials – (16.42%)
Capital Markets – (5.09%)
Bank of New York Mellon Corp.	2,140,743	83,167,866
Charles Schwab Corp.	1,758,430	44,505,863
		127,673,729
Consumer Finance – (4.58%)
American Express Co.	1,492,656	90,693,779
Capital One Financial Corp.	383,619	24,363,643
		115,057,422
Diversified Financial Services – (6.75%)
Berkshire Hathaway Inc., Class A *	547	118,685,325

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	June 30, 2016 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (Continued)
Moody's Corp.	158,674	$14,869,341
Visa Inc., Class A	484,052	35,902,137
		169,456,803
		412,187,954
Insurance – (2.80%)
Multi-line Insurance – (1.23%)
Fairfax Financial Holdings Ltd. (Canada)	6,980	3,762,360
Loews Corp.	661,845	27,195,211
		30,957,571
Property & Casualty Insurance – (1.57%)
Chubb Ltd.	206,383	26,976,322
Markel Corp. *	13,089	12,470,937
		39,447,259
		70,404,830
	Total Financials	745,849,300
HEALTH CARE – (5.03%)
Health Care Equipment & Services – (4.50%)
Express Scripts Holding Co. *	523,231	39,660,910
Quest Diagnostics Inc.	362,764	29,532,617
UnitedHealth Group Inc.	310,182	43,797,698
		112,991,225
Pharmaceuticals, Biotechnology & Life Sciences – (0.53%)
Valeant Pharmaceuticals International, Inc. (Canada)*	659,708	13,286,519
	Total Health Care	126,277,744
INDUSTRIALS – (7.32%)
Capital Goods – (6.05%)
Orascom Construction Ltd. (United Arab Emirates)*	685,445	3,426,086
PACCAR Inc.	285,647	14,816,510
Safran S.A. (France)	594,672	40,046,256
United Technologies Corp.	913,392	93,668,350
		151,957,202
Commercial & Professional Services – (1.17%)
Tyco International PLC	690,409	29,411,423
Transportation – (0.10%)
Wesco Aircraft Holdings, Inc. *	176,694	2,371,233
	Total Industrials	183,739,858
INFORMATION TECHNOLOGY – (15.33%)
Semiconductors & Semiconductor Equipment – (3.33%)
Texas Instruments Inc.	1,332,764	83,497,665
Software & Services – (11.60%)
Activision Blizzard, Inc.	1,045,381	41,428,449
Alphabet, Inc., Class A *	96,816	68,112,960
Alphabet, Inc., Class C *	145,940	101,005,074
ASAC II L.P. *(a)	1,174,606	1,081,812
Facebook Inc., Class A *	282,514	32,285,700
Microsoft Corp.	446,804	22,862,961

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	June 30, 2016 (Unaudited)

	Shares/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (Continued)
Oracle Corp.	457,815	$18,738,368
SouFun Holdings Ltd., Class A, ADR (China)*	1,168,288	5,876,489
		291,391,813
Technology Hardware & Equipment – (0.40%)
HP Inc.	791,938	9,938,822
	Total Information Technology	384,828,300
MATERIALS – (8.25%)
Ecolab Inc.	209,334	24,827,012
LafargeHolcim Ltd. (Switzerland)	1,426,571	58,556,648
Monsanto Co.	648,733	67,085,480
OCI N.V. (Netherlands)*	1,161,978	15,741,085
Praxair, Inc.	364,437	40,959,074
	Total Materials	207,169,299
TOTAL COMMON STOCK – (Identified cost $1,756,586,607)		2,347,705,116
PREFERRED STOCK – (1.77%)
CONSUMER DISCRETIONARY – (1.77%)
Retailing – (1.77%)
Didi Chuxing Joint Co., Series A (China)*(a)	1,161,716	44,409,034
TOTAL PREFERRED STOCK – (Identified cost $32,238,474)		44,409,034
SHORT-TERM INVESTMENTS – (5.82%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.43%, 07/01/16, dated 06/30/16, repurchase value of $19,348,231 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.4732%-9.50%, 07/31/16-05/15/46, total market value $19,734,960)	$19,348,000	19,348,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.52%, 07/01/16, dated 06/30/16, repurchase value of $15,609,225 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 05/01/31-06/01/46, total market value $15,921,180)	15,609,000	15,609,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.42%, 07/01/16, dated 06/30/16, repurchase value of $77,390,903 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.00%, 05/01/24-06/01/46, total market value $78,937,800)	77,390,000	77,390,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.67%, 07/01/16, dated 06/30/16, repurchase value of $33,859,630 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.077%-5.00%, 06/01/20-06/01/46, total market value $34,536,180)	33,859,000	33,859,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $146,206,000)		146,206,000

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	June 30, 2016 (Unaudited)

	Total Investments – (101.09%) – (Identified cost $1,935,031,081) – (b)	$2,538,320,150
	Liabilities Less Other Assets – (1.09%)	(27,417,083)
	Net Assets – (100.00%)	$2,510,903,067

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $1,938,620,249. At June 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$849,927,254
	Unrealized depreciation	(250,227,353)
	Net unrealized appreciation	$599,699,901

See Notes to Financial Statements

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC.	June 30, 2016 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (81.14%)
CONSUMER DISCRETIONARY – (24.26%)
Consumer Durables & Apparel – (4.83%)
Hermes International (France)	7,120	$2,654,180
Hunter Douglas N.V. (Netherlands)	31,901	1,506,467
		4,160,647
Consumer Services – (6.46%)
New Oriental Education & Technology Group, Inc., ADR (China)*	45,490	1,905,121
TAL Education Group, Class A, ADR (China)*	30,960	1,921,378
Xiabu Xiabu Catering Management Co., Ltd. (China)	3,544,430	1,743,631
		5,570,130
Media – (6.75%)
Grupo Televisa S.A.B., ADR (Mexico)	48,490	1,262,680
Naspers Ltd. - N (South Africa)	29,790	4,548,784
		5,811,464
Retailing – (6.22%)
Ctrip.com International, Ltd., ADR (China)*	18,120	746,544
JD.com Inc., Class A, ADR (China)*	122,820	2,607,469
Jumei International Holding Ltd., Class A, ADR (China)*	5,500	22,715
Vipshop Holdings Ltd., Class A, ADR (China)*	177,670	1,984,574
		5,361,302
	Total Consumer Discretionary	20,903,543
CONSUMER STAPLES – (3.57%)
Food, Beverage & Tobacco – (1.56%)
United Spirits Ltd. (India)*	36,520	1,347,371
Household & Personal Products – (2.01%)
L'Oréal S.A. (France)	9,020	1,726,908
	Total Consumer Staples	3,074,279
ENERGY – (5.83%)
Encana Corp. (Canada)	644,790	5,022,914
	Total Energy	5,022,914
FINANCIALS – (11.14%)
Banks – (0.62%)
Standard Chartered PLC (United Kingdom)*	70,306	533,409
Diversified Financials – (7.64%)
Capital Markets – (3.17%)
Noah Holdings Ltd., ADS (China)*	113,390	2,733,833
Diversified Financial Services – (4.47%)
BM&FBOVESPA S.A. (Brazil)	479,520	2,686,972
Groupe Bruxelles Lambert S.A. (Belgium)	9,720	797,096
Pargesa Holding S.A., Bearer Shares (Switzerland)	5,600	370,267
		3,854,335
		6,588,168
Insurance – (2.88%)
Multi-line Insurance – (2.88%)
Sul America S.A. (Brazil)	509,320	2,479,770
	Total Financials	9,601,347
HEALTH CARE – (4.77%)
Health Care Equipment & Services – (3.35%)
Essilor International S.A. (France)	21,945	2,884,209

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	June 30, 2016 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (1.42%)
Valeant Pharmaceuticals International, Inc. (Canada)*	60,880	$1,226,123
	Total Health Care	4,110,332
INDUSTRIALS – (21.44%)
Capital Goods – (12.15%)
Assa Abloy AB, Class B (Sweden)	156,518	3,220,019
Brenntag AG (Germany)	12,450	603,102
IMI PLC (United Kingdom)	19,800	256,594
Meggitt PLC (United Kingdom)	177,339	963,914
Safran S.A. (France)	42,730	2,877,513
Schneider Electric SE (France)	43,670	2,547,736
		10,468,878
Commercial & Professional Services – (1.42%)
Regus PLC (United Kingdom)	316,900	1,225,339
Transportation – (7.87%)
CAR Inc. (China)*	1,427,800	1,395,966
InterGlobe Aviation Ltd. (India)*	159,067	2,400,454
Kuehne + Nagel International AG (Switzerland)	21,337	2,989,518
		6,785,938
	Total Industrials	18,480,155
INFORMATION TECHNOLOGY – (6.32%)
Software & Services – (6.32%)
58.com Inc., Class A, ADR (China)*	3,180	145,930
Baidu, Inc., Class A, ADR (China)*	5,215	861,257
SouFun Holdings Ltd., Class A, ADR (China)*	468,630	2,357,209
YY Inc., Class A, ADR (China)*	61,590	2,086,053
	Total Information Technology	5,450,449
MATERIALS – (3.81%)
Air Liquide S.A. (France)	5,480	570,915
LafargeHolcim Ltd. (Switzerland)	53,454	2,194,133
Linde AG (Germany)	3,722	518,611
	Total Materials	3,283,659
TOTAL COMMON STOCK – (Identified cost $73,294,737)		69,926,678
PREFERRED STOCK – (7.32%)
CONSUMER DISCRETIONARY – (7.32%)
Retailing – (7.32%)
Didi Chuxing Joint Co., Series A (China)*(a)	106,435	4,068,701
Internet Plus Holdings Ltd., Series A-10 (China)*(a)	616,958	2,238,015
	Total Consumer Discretionary	6,306,716
TOTAL PREFERRED STOCK – (Identified cost $4,861,352)		6,306,716

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	June 30, 2016 (Unaudited)

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (13.92%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.43%, 07/01/16, dated 06/30/16, repurchase value of $1,588,019 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.4732%-9.50%, 07/31/16-05/15/46, total market value $1,619,760)	$1,588,000	$1,588,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.52%, 07/01/16, dated 06/30/16, repurchase value of $1,282,019 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 05/01/31-06/01/46, total market value $1,307,640)	1,282,000	1,282,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.42%, 07/01/16, dated 06/30/16, repurchase value of $6,353,074 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.365%-6.50%, 02/01/27-08/20/65, total market value $6,480,060)	6,353,000	6,353,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.67%, 07/01/16, dated 06/30/16, repurchase value of $2,779,052 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-5.50%, 02/01/17-06/01/46, total market value $2,834,580)	2,779,000	2,779,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $12,002,000)	12,002,000
	Total Investments – (102.38%) – (Identified cost $90,158,089) – (b)		88,235,394
	Liabilities Less Other Assets – (2.38%)		(2,053,498)
		Net Assets – (100.00%)	$86,181,896

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $92,300,650. At June 30, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$8,243,728
	Unrealized depreciation		(12,308,984)
		Net unrealized depreciation	$(4,065,256)

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities
At June 30, 2016 (Unaudited)

	Selected American Shares	Selected International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$2,538,320,150	$88,235,394
Cash	1,189	1,381
Receivables:
Capital stock sold	390,100	7,433
Dividends and interest	2,663,104	117,194
Prepaid expenses	55,038	993
Due from Adviser	–	910
Due from Custodian (Note 3)	61,098	38,131
Total assets	2,541,490,679	88,401,436
LIABILITIES:
Payables:
Capital stock redeemed	2,535,400	6,444
Deferred foreign taxes	–	85,070
Investment securities purchased	26,109,075	2,037,928
Accrued distribution service fees	227,851	2,195
Accrued investment advisory fees	1,271,927	39,088
Other accrued expenses	443,359	48,815
Total liabilities	30,587,612	2,219,540
NET ASSETS	$2,510,903,067	$86,181,896
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$85,295,299	$2,100,951
Additional paid-in capital	1,328,036,801	87,653,974
Undistributed net investment income (loss)	8,134,223	(26,562)
Accumulated net realized gains (losses) from investments and foreign currency transactions	486,189,439	(1,534,836)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions**	603,247,305	(2,011,631)
Net Assets	$2,510,903,067	$86,181,896
CLASS S SHARES:
Net assets	$1,037,716,720	$8,631,827
Shares outstanding	28,243,058	847,221
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$36.74	$10.19
CLASS D SHARES:
Net assets	$1,473,186,347	$77,550,069
Shares outstanding	39,993,181	7,556,584
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$36.84	$10.26
*Including:
Cost of investments	$1,935,031,081	$90,158,089
Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	12,002,000
**Net of deferred foreign taxes of	–	85,070

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the six months ended June 30, 2016 (Unaudited)

	Selected American Shares	Selected International Fund
INVESTMENT INCOME:
Income:
Dividends*	$20,944,839	$709,557
Interest	107,364	11,696
Net securities lending fees	8,804	418
Total income	21,061,007	721,671
Expenses:
Investment advisory fees (Note 3)	7,742,249	216,818
Custodian fees	195,019	42,231
Transfer agent fees:
Class S	651,182	19,495
Class D	376,433	18,742
Audit fees	29,963	10,869
Legal fees	18,858	3,485
Reports to shareholders	87,500	2,800
Directors' fees and expenses	270,138	9,914
Registration and filing fees	37,500	21,495
Miscellaneous	68,654	13,231
Distribution service fees (Note 3):
Class S	1,322,889	10,632
Total expenses	10,800,385	369,712
Reimbursement of expenses by Adviser (Note 3)	–	(5,718)
Reimbursement of expenses by Custodian (Note 3)	(54,786)	(34,635)
Net expenses	10,745,599	329,359
Net investment income	10,315,408	392,312
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions**	356,258,790	2,368,984
Foreign currency transactions	34,877	(26,817)
Net realized gain	356,293,667	2,342,167
Net change in unrealized appreciation (depreciation)***	(413,936,728)	(4,746,917)
Net realized and unrealized loss on investments and foreign currency transactions	(57,643,061)	(2,404,750)
Net decrease in net assets resulting from operations	$(47,327,653)	$(2,012,438)

*Net of foreign taxes withheld as follows	$151,134	$67,204

**Net of foreign taxes of	–	6,242

***Net of deferred foreign taxes of	–	(90,992)

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the six months ended June 30, 2016 (Unaudited)

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$10,315,408	$392,312
Net realized gain from investments and foreign currency transactions	356,293,667	2,342,167
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(413,936,728)	(4,746,917)
Net decrease in net assets resulting from operations	(47,327,653)	(2,012,438)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(132,280,915)	(201,569)
Class D	(621,694,965)	5,202,030
Total increase (decrease) in net assets	(801,303,533)	2,988,023
NET ASSETS:
Beginning of period	3,312,206,600	83,193,873
End of period*	$2,510,903,067	$86,181,896

*Including undistributed net investment income (loss) of	$8,134,223	$(26,562)

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2015

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$31,802,598	$646,421
Net realized gain from investments and foreign currency transactions	1,309,357,242	1,863,908
Net decrease in unrealized appreciation on investments and foreign currency transactions	(1,164,408,890)	(2,238,818)
Net increase in net assets resulting from operations	176,750,950	271,511
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(8,591,125)	(35,593)
Class D	(24,272,082)	(663,120)
Realized gains from investment transactions:
Class S	(228,257,585)	(434,572)
Class D	(477,128,438)	(3,516,545)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class S	(207,146,191)	(1,589,479)
Class D	(1,164,564,928)	(11,342,610)
Total decrease in net assets	(1,933,209,399)	(17,310,408)
NET ASSETS:
Beginning of year	5,245,415,999	100,504,281
End of year*	$3,312,206,600	$83,193,873

*Including overdistributed net investment income of	$(2,181,185)	$(418,874)

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds ("Funds") consist of Selected American Shares, Inc. (a Maryland corporation) ("Selected American Shares") and Selected International Fund, Inc. (a Maryland corporation) ("Selected International Fund"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies.

Selected American Shares' investment objective is to achieve both capital growth and income. The Fund principally invests in common stocks issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund was formerly known as Selected Special Shares. Effective May 1, 2011, Selected International Fund modified its investment strategy to invest principally in common stocks issued by foreign companies, including companies in developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization and maintains its investment objective to achieve capital growth.

An investment in the Funds, as with any mutual fund, includes risks that vary depending upon the Funds' investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. Each Fund's return and net asset value will fluctuate.

Class S and Class D shares are sold at net asset value. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging into Selected American Shares) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions. The Funds may price partnerships by calculating the liquidation value of the investment using the discounted value of residual cash in the vehicle.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of June 30, 2016 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Selected	Selected
	American Shares	International Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$357,351,700	$10,450,481
Consumer Staples	50,301,482	–
Energy	283,782,554	5,022,914
Financials	728,635,984	7,900,575
Health Care	126,277,744	1,226,123
Industrials	140,267,516	–
Information Technology	383,746,488	5,450,449
Materials	132,871,566	–
Total Level 1	2,203,235,034	30,050,542
Level 2 – Other Significant Observable Inputs:
Equity securities*:
Consumer Discretionary	8,404,879	10,453,062
Consumer Staples	–	3,074,279
Financials	17,213,316	1,700,772
Health Care	–	2,884,209
Industrials	43,472,342	18,480,155
Materials	74,297,733	3,283,659
Short-term securities	146,206,000	12,002,000
Total Level 2	289,594,270	51,878,136
Level 3 – Significant Unobservable Inputs:
Equity securities:
Consumer Discretionary	44,409,034	6,306,716
Information Technology	1,081,812	–
Total Level 3	45,490,846	6,306,716
Total Investments	$2,538,320,150	$88,235,394

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

	Selected	Selected
	American Shares	International Fund
Level 1 to Level 2 Transfers**:
Consumer Discretionary	$8,404,879	$10,453,062
Consumer Staples	–	3,074,279
Financials	17,213,316	1,700,772
Health Care	–	2,884,209
Industrials	3,426,086	15,602,642
Materials	74,297,733	3,283,659
Total	$103,342,014	$36,998,623

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended June 30, 2016.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2016:

	Selected American Shares	Selected International Fund
Investment Securities:
Beginning balance	$223,278,882	$5,312,970
Cost of purchases	620,917	56,872
Proceeds from sales	(68,625,394)	–
Change in unrealized appreciation (depreciation)	(109,783,559)	936,874
Ending balance	$45,490,846	$6,306,716

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2016 and included in the change in net assets for the period	$(109,783,559)	$936,874

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table

Fund	Investments at Value	Fair Value at June 30, 2016	Valuation Technique	Unobservable Input	Amount
Selected American Shares	Common Stock	$1,081,812	Present value calculation, using interpolated U.S. Treasury yield plus 1%, then applying liquidity discount	Discount Rate	7.90%
	Preferred Stock	44,409,034	Market Approach	Transaction Price	$38.2271
		$45,490,846
Selected International Fund	Preferred Stock	$4,068,701	Market Approach	Transaction Price	$38.2271
	Preferred Stock	2,238,015	Valuation Multiple	Growth-adjusted P/E multiple Long-term net margin assumption Conversion Price Adjustment	102x 15% 3.10%
		$6,306,716

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds' investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions.  An increase or decrease in these inputs would result in higher or lower fair value measurements.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2016, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

Under current tax regulations, capital losses on security transactions realized after October 31 ("Post-October" Losses) may be deferred and treated as occurring on the first business day of the following year. At December 31, 2015, Selected American Shares had short-term Post-October losses in the amount of $14,785,000 and Selected International Fund had long-term Post-October losses in the amount of $1,765,000.

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, in-kind redemptions, equalization accounting for tax purposes, partnership income, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Selected Funds in which the amounts are invested.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2016 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$248,404,713	$21,537,519
Proceeds from sales	1,090,927,904	24,943,497

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

As of June 30, 2016, a related shareholder's investment in Selected International Fund represents 26% of outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the six months ended June 30, 2016 approximated 0.55% of the average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. The Adviser is contractually committed to reimburse Selected International Fund's expenses to the extent necessary to cap total annual Fund operating expenses at 1.30% for Class S shares. During the six months ended June 30, 2016, such reimbursements amounted to $5,718 for Class S shares.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. ("BFDS") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser during the six months ended June 30, 2016 was $83,033 and $7,114 for Selected American Shares and Selected International Fund, respectively. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian.

Custodian Fees - State Street Bank will be reimbursing the Funds in August 2016 for certain out of pocket expenses that were erroneously billed from 1998-2015. This reimbursement, including interest, amounts to $61,098 and $38,131 for Selected American Shares and Selected International Fund, respectively.

Distribution Service Fees - For services under the distribution agreement, the Funds' Class S shares pay an annual fee of 0.25% of average daily net assets. During the six months ended June 30, 2016, Selected American Shares and Selected International Fund incurred distribution service fees totaling $1,322,889 and $10,632, respectively.

There are no distribution service fees for the Funds' Class D shares.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 4 - CAPITAL STOCK

At June 30, 2016, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) and 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2016 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed		Net Increase (Decrease)
Selected American Shares
Shares: Class S	527,272	–	(4,264,469)		(3,737,197)
Class D	1,049,339	–	(18,708,199)	†	(17,658,860)
Value: Class S	$18,412,207	$–	$(150,693,122)		$(132,280,915)
Class D	37,350,486	–	(659,045,451)	†	(621,694,965)

Selected International Fund
Shares: Class S	22,479	–	(43,361)		(20,882)
Class D	681,061	–	(163,703)		517,358
Value: Class S	$230,742	$–	$(432,311)		$(201,569)
Class D	6,849,925	–	(1,647,895)		5,202,030

† Selected American Shares: includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

	Year ended December 31, 2015
	Sold	Reinvestment of Distributions	Redeemed*		Net Decrease
Selected American Shares
Shares: Class S	1,423,450	6,011,511	(11,859,986)		(4,425,025)
Class D	2,061,683	12,423,867	(42,017,234)	†	(27,531,684)
Value: Class S	$59,531,934	$233,501,518	$(500,179,643)		$(207,146,191)
Class D	84,883,420	484,150,955	(1,733,599,303)	†	(1,164,564,928)

Selected International Fund
Shares: Class S	147,957	42,951	(329,830)		(138,922)
Class D	157,796	383,464	(1,497,906)		(956,646)
Value: Class S	$1,797,186	$454,847	$(3,841,512)		$(1,589,479)
Class D	1,864,238	4,076,221	(17,283,069)		(11,342,610)

* Selected International Fund: net of redemption fees amounting to $588 and $325 for Class S and Class D, respectively.
† Selected American Shares: includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Funds had no borrowings during the six months ended June 30, 2016.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2016 (Unaudited)

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of June 30, 2016, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Selected American Shares amounted to $45,490,846 or 1.81% of the Fund's net assets as of June 30, 2016. The aggregate value of restricted securities in Selected International Fund amounted to $6,306,716 or 7.32% of the Fund's net assets as of June 30, 2016. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of June 30, 2016

Selected American Shares	ASAC II L.P.	10/10/13	1,174,606	$1.00	$0.9210

	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	1,161,716	$27.7507	$38.2271

Selected International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	106,435	$27.7507	$38.2271

	Internet Plus Holdings Ltd., Series A-10, Pfd.	01/29/15	616,958	$3.0921	$3.6275

NOTE 8 - IN-KIND REDEMPTIONS

In accordance with guidelines described in the Funds' prospectus, the Funds may distribute portfolio securities rather than cash as payment for redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain (loss) on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from realized gain (loss) to paid-in capital. During the six-month period ended June 30, 2016, Selected American Shares' Class D shareholders redeemed 14,094,356 shares in exchange for portfolio securities valued at $496,452,195. Selected American Shares realized a gain of $190,235,606.

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Six months ended June 30, 2016[e]	$36.93	$0.09	$(0.28)	$(0.19)
Year ended December 31, 2015	$43.16	$0.20	$1.37	$1.57
Year ended December 31, 2014	$50.29	$0.24	$2.54	$2.78
Year ended December 31, 2013	$41.71	$0.23	$13.11	$13.34
Year ended December 31, 2012	$39.47	$0.54	$4.55	$5.09
Year ended December 31, 2011	$41.44	$0.34	$(2.14)	$(1.80)
Selected American Shares Class D:
Six months ended June 30, 2016 [e]	$36.97	$0.15	$(0.28)	$(0.13)
Year ended December 31, 2015	$43.13	$0.36	$1.36	$1.72
Year ended December 31, 2014	$50.26	$0.39	$2.56	$2.95
Year ended December 31, 2013	$41.68	$0.39	$13.11	$13.50
Year ended December 31, 2012	$39.44	$0.70	$4.54	$5.24
Year ended December 31, 2011	$41.41	$0.47	$(2.14)	$(1.67)
Selected International Fund Class S:
Six months ended June 30, 2016 [e]	$10.48	$0.03	$(0.32)	$(0.29)
Year ended December 31, 2015	$11.12	$0.04	$(0.11)	$(0.07)
Year ended December 31, 2014	$11.21	$0.03	$(0.10)	$(0.07)
Year ended December 31, 2013	$9.24	$0.04	$1.97	$2.01
Year ended December 31, 2012	$7.89	$0.03	$1.41	$1.44
Year ended December 31, 2011	$11.00	$0.03	$(2.31)	$(2.28)
Selected International Fund Class D:
Six months ended June 30, 2016 [e]	$10.53	$0.05	$(0.32)	$(0.27)
Year ended December 31, 2015	$11.17	$0.09	$(0.10)	$(0.01)
Year ended December 31, 2014	$11.27	$0.08	$(0.11)	$(0.03)
Year ended December 31, 2013	$9.28	$0.10	$1.99	$2.09
Year ended December 31, 2012	$7.93	$0.09	$1.41	$1.50
Year ended December 31, 2011	$11.02	$0.08	$(2.32)	$(2.24)

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$–	$–	$–	$36.74	(0.51)%	$1,038	0.97%[f]	0.97%[f]	0.53%[f]	9%
$(0.28)	$(7.52)	$–	$(7.80)	$36.93	3.59%	$1,181	0.95%	0.95%	0.50%	27%
$(0.23)	$(9.68)	$–	$(9.91)	$43.16	5.60%	$1,571	0.94%	0.94%	0.47%	26%
$(0.27)	$(4.49)	$–	$(4.76)	$50.29	33.16%	$2,067	0.94%	0.94%	0.49%	12%
$(0.60)	$(2.25)	$–	$(2.85)	$41.71	12.82%	$1,949	0.95%	0.95%	1.28%	7%
$(0.17)	$–	$–	$(0.17)	$39.47	(4.35)%	$2,385	0.94%	0.94%	0.81%	11%

$–	$–	$–	$–	$36.84	(0.35)%	$1,473	0.64%[f]	0.64%f	0.86%[f]	9%
$(0.36)	$(7.52)	$–	$(7.88)	$36.97	3.96%	$2,131	0.61%	0.61%	0.84%	27%
$(0.40)	$(9.68)	$–	$(10.08)	$43.13	5.96%	$3,674	0.60%	0.60%	0.81%	26%
$(0.43)	$(4.49)	$–	$(4.92)	$50.26	33.62%	$3,946	0.61%	0.61%	0.82%	12%
$(0.75)	$(2.25)	$–	$(3.00)	$41.68	13.19%	$3,371	0.61%	0.61%	1.62%	7%
$(0.30)	$–	$–	$(0.30)	$39.44	(4.02)%	$3,517	0.61%	0.61%	1.14%	11%

$–	$–	$–	$–	$10.19	(2.77)%	$9	1.52%[f]	1.30%[f]	0.53%[f]	28%
$(0.04)	$(0.53)	$–	$(0.57)	$10.48	(0.70)%	$9	1.41%	1.30%	0.28%	43%
$(0.02)	$–	$–	$(0.02)	$11.12	(0.66)% [g]	$11	1.38%	1.30%	0.23%	49%
$(0.04)	$–	$–	$(0.04)	$11.21	21.78%	$11	1.44%	1.40%	0.39%	16%
$(0.09)	$–	$–	$(0.09)	$9.24	18.29%	$10	1.52%	1.52%	0.39%	6%
$(0.16)	$(0.67)	$–	$(0.83)	$7.89	(22.49)%	$11	1.32%	1.32%	0.34%	110% [h]

$–	$–	$–	$–	$10.26	(2.56)%	$78	0.87%[f]	0.78%[f]	1.05%[f]	28%
$(0.10)	$(0.53)	$–	$(0.63)	$10.53	(0.20)%	$74	0.83%	0.83%	0.75%	43%
$(0.07)	$–	$–	$(0.07)	$11.17	(0.26)% [g]	$89	0.83%	0.83%	0.70%	49%
$(0.10)	$–	$–	$(0.10)	$11.27	22.56%	$66	0.83%	0.83%	0.96%	16%
$(0.15)	$–	$–	$(0.15)	$9.28	18.90%	$56	0.88%	0.88%	1.03%	6%
$(0.18)	$(0.67)	$–	$(0.85)	$7.93	(22.05)%	$51	0.81%	0.81%	0.85%	110% [h]

[e]	Unaudited.

[f]	Annualized.

[g]
Selected International Fund's performance benefited from IPO purchases in 2014, adding approximately 2% to the Fund's total return. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

[h]
As a result of the change in investment strategy on May 1, 2011, from investing primarily in domestic equity securities to investing primarily in foreign equity securities, portfolio turnover was unusually high.

See Notes to Financial Statements

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of Selected Funds oversees the management of each Selected Fund and, as required by law, determines annually whether to approve the continuance of each Selected Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in April 2016. As part of this process, Davis Advisors provided the Independent Directors with material, including recent investment performance data, that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information that they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Selected American Shares, Selected International Fund, and their shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of each Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of each Fund, but also the full range and quality of services provided by Davis Advisors to each Fund and its shareholders, including whether a Fund:

1.	Achieves satisfactory investment results over the long term, after all costs;

2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically, in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors, its affiliates, and members of the Davis family are some of the largest shareholders in the Selected Funds. The Independent Directors considered that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Selected Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Selected Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Selected Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (i) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (ii) focus on tax efficiency; (iii) record of generally producing satisfactory after-tax results over longer-term periods; (iv) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (v) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (i) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (ii) information regarding fees charged by Davis Advisors to other advisory clients, including funds that it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (iii) the fee schedules and breakpoints of each Fund, including an assessment of competitive fee schedules and breakpoints, if applicable.

The Independent Directors reviewed (i) the management fee schedule for each Fund; (ii) profitability of each Fund to Davis Advisors; (iii) the extent to which economies of scale might be realized if the Fund's net assets increase; and (iv) whether the fee schedules should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to each Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Selected Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds were more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for the differences between the fee rates for the Selected Funds and Davis Advisors' other lines of business.

Selected American Shares

The Independent Directors noted that Selected American Shares' Class S shares underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the one-, three-, five-, ten-, and fifteen-year time periods, but outperformed the S&P 500® since Davis Advisors took over the daily management of the Fund on May 1, 1993, all periods ended March 31, 2016.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe average and Lipper Index over the two-, four-,  five-, and ten-year time periods, all periods ended December 31, 2015. The Fund outperformed the Performance Universe average and Lipper Index over the one-year time period and matched performance with both over the three-year time period, all periods ended December 31, 2015.

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Selected American Shares – (Continued)

The Independent Directors also reviewed the Fund's performance versus both the S&P 500® and the Performance Universe when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® in 10 out of 18 rolling five-year time periods and outperformed the Performance Universe average in 12 out of 18 rolling five-year time periods, all periods ended December 31 for each year from 1998 through 2015. The Fund outperformed the S&P 500® and the Performance Universe average in 9 out of 13 rolling ten-year time periods, all periods ended December 31 for each year from 2003 through 2015.

The Independent Directors considered Selected American Shares' management fee and total expense ratio. They observed that the Fund's current management fee was reasonable and below the average and median of its peer group, as determined by Broadridge. The Fund's Class S shares total expense ratio was slightly higher than the average ratio of its expense peers due to a 25 basis point 12b-1 fee versus an average of 11.6 basis points for the peers; otherwise the total expenses were lower. The Directors noted that Class D shares do not pay any 12b-1 fees.

Selected International Fund

Davis Advisors became the investment adviser to Selected Special Shares on May 1, 1993. Davis Advisors oversaw a sub-adviser from 1993 to May 31, 2001, at which point, Davis Advisors began active daily management of the Fund. On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from primarily investing in domestic equity securities to primarily investing in foreign equity securities. While the Independent Directors reviewed all time periods, these changes limit the relevance of long-term comparisons against the Fund's benchmark, the Morgan Stanley Capital International All Country World Index ex USA ("MSCI ACWI® ex USA").

The Independent Directors noted that Selected International Fund's Class S shares outperformed the MSCI ACWI® ex USA over the one- and three-year time period, all periods ended March 31, 2016. The Independent Directors also noted that the Fund had outperformed its benchmark since 2011, when the change in investment strategy occurred.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional international multi-cap growth funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed both the Performance Universe average and the Lipper Index over the two-, three-, and four-year time periods, all periods ended December 31, 2015. For the one-year time period, the Fund outperformed the Lipper Index, but underperformed the Performance Universe average, for the period ended December 31, 2015.

The Independent Directors considered Selected International Fund's management fee and total expense ratio. They observed that the Fund's current management fee was reasonable and below the average and median of its peer group, as determined by Broadridge. The Fund's Class S shares total expense ratio was lower than the average and matched the median ratios of its expense peers. The Independent Directors also noted that the Adviser has capped expenses of Class S shares through May 1, 2017 and that Class D shares do not pay any 12b-1 fees.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Selected American Shares, Selected International Fund, and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fees for Selected American Shares and Selected International Fund were reasonable in light of the nature, quality, and extent of the services being provided to the Funds, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer groups, as determined by an independent service provider. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of each Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Selected Funds by phone at 1-800-243-1575. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

SELECTED FUNDS	Directors and Officers

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until retirement, resignation, death, or removal. Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 78.

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

William P. Barr (05/23/50)	Director (resigned July 2016)	Director since 1994	Retired; Of Counsel to Kirkland & Ellis LLP (law firm) until July 2009; Executive Vice President and General Counsel, Verizon (telecommunications company) from 1994 through 2008.	3	Director, Time Warner, Inc. (media and entertainment company); Director, Dominion Resources (energy company); Trustee, Clipper Funds Trust (consisting of one portfolio).

Francisco L. Borges (11/17/51)	Director	Director since 2006	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight
Foundation; Trustee, Connecticut
Public Broadcasting Network;
Director, University of Connecticut
Health Center; Director, Assured
Guaranty Ltd.; Director, Leucadia
National Corporation (holding
company); Trustee, Millbrook
School; Trustee, Clipper Funds Trust
(consisting of one portfolio).

Lawrence E. Harris (09/16/56)	Director	Director since 2015	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Trustee, Clipper Funds Trust (consisting of one portfolio).

Steven N. Kearsley (09/29/41)	Director	Director since 2015	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Katherine L. MacWilliams (01/19/56)	Director	Director since 1997	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

James J. McMonagle (10/01/44)	Director/ Chairman	Director since 1990	Chairman, Selected Funds Board of Directors since 1997; of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director, Owens Corning (producer of residential and commercial building materials); Chairman and Trustee, Clipper Funds Trust (consisting of one portfolio).

Richard O'Brien (09/12/45)	Director	Director since 1996	Retired; Corporate Economist, HP Inc.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

SELECTED FUNDS	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1998	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio).

Christopher C. Davis (07/13/65)	Director	Director since 1998	President or Vice President of each Selected Fund, Davis Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio); Director, Graham Holdings Co. (educational and media company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Interested Directors.

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Selected Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Selected Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Selected Funds
P.O. Box 8243
Boston, Massachusetts 02266-8243

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds' website at www.selectedfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.selectedfunds.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Katherine MacWilliams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not Applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED INTERNATIONAL FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 2, 2016

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: September 2, 2016